Exhibit 32.1

                              CERTIFICATION OF THE
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report on Form 10-K for the year ended December 31, 2006 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Catell, Chairman and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Corporation.


Date:     February 22, 2007


                                        /s/ Robert B. Catell
                                        --------------------
                                        Robert B. Catell
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer